UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Trinseo PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

TRINSEO PLC

2025 Annual General Meeting
Vote by June 23, 2025
11:59 PM ET



TRINSEO PLC
RIVERSIDE ONE
SIR JOHN ROGERSON'S QUAY
DUBLIN 2
DUBLIN, D02 X576
IRELAND

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You invested in TRINSEO PLC and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 25, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 25, 2025
11:30 A.M., I.S.T.

InterContinental Dublin
Simmonscourt Road
Ballsbridge, Dublin D04A9K8

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	To elect, by separate resolutions, nine (9) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the close of the 2026 Annual General Meeting;	
	Nominees:	
1a.	K'Lynne Johnson	For
1b.	Joseph Alvarado	For
1c.	Frank A. Bozich	For
1d.	Victoria Brifo	For
1e.	Jeffrey Cote	For
1f.	Jeanmarie Desmond	For
1g.	Matthew Farrell	For
1h.	Sandra Beach Lin	For
1i.	Henri Steinmetz	For
2.	To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.	For
3.	To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors' remuneration.	For
4.	To approve a proposal to grant the Board authority to issue shares under Irish law.	For
5.	To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to 10% of issued ordinary share capital, under Irish law.	For
6.	To set the price range for the Company's re-issuance of treasury shares, as described in the Company's proxy statement.	For
7.	To approve amendments to the Company's Amended & Restated 2014 Omnibus Incentive Plan.	For
8.	To allow the Company's CEO, CFO and CLO to voluntarily forfeit stock options for no consideration, to be returned to the Company's equity plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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